UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware (State or other jurisdiction of incorporation)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee (Address of principal executive offices)	38120 (ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.    Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2026, the Board of Directors of FedEx Corporation (“FedEx” or the “Company"), upon the recommendation of its Compensation and Human Resources Committee, approved amendments to the Company’s FY25–FY27 long term incentive plan and FY26–FY28 long-term incentive plan, which are based on the Company's current May 31 fiscal year end (collectively, the “LTI Plans”), to (1) measure actual performance under each LTI Plan through the end of FY26 using the original performance goals of the applicable plan and (2) assume target performance for the remaining period of each applicable plan, with payouts to be calculated under each LTI Plan using a weighted average of actual performance measured through the end of FY26 and target performance for the remainder of the applicable plan period, as set forth below:

LTI Plan	FY25	FY26	FY27	FY28	Payout Calculation*
FY25–FY27	Actual F25 Performance	Actual FY26 Performance	Target (100%)	—	67% actual performance; 33% target
FY26–FY28	—	Actual FY26 Performance	Target (100%)	Target (100%)	33% actual performance; 67% target

*Payouts will be made after May 31, 2027 or May 31, 2028, as applicable.

The amendments to the LTI Plans were made in consideration of the impact on the LTI Plans of the planned spin-off of FedEx Freight into a newly public company, which is on track to be completed on June 1, 2026 (the “Spin-off”), and the change in the Company’s fiscal year end from May 31 to December 31, which will be effective June 1, 2026.

The amendments to the LTI Plans are effective for all participants in the LTI Plans who remain employees of the Company following the Spin-off, including the Company’s named executive officers (“NEOs”) as set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 18, 2025 (the “2025 Proxy Statement”). Except as described in this Current Report, no changes to the performance metrics and payout opportunities under the LTI Plans were made. Additional details regarding the LTI Plans, including the payout opportunities under each LTI plan for the NEOs, are described on pages 55 through 60 of the 2025 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: March 12, 2026	By:	/s/ Gina F. Adams
Gina F. Adams
Executive Vice President, General Counsel and Secretary